AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-AAT

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


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                                TABLE OF CONTENTS
                                                                       PAGE
     ARTICLES                                                         NUMBER
     --------                                                         ------

        1.     Subject Matter of Sale                                      1

        2.     Price, Taxes and Payment                                    1

        3.     Regulatory Requirements and Certificates                    3

        4.     Detail Specification; Changes                               4

        5.     Representatives, Inspection, Demonstration Flights,
               Test Data and Performance Guarantee Compliance              4

        6.     Delivery                                                    5

        7.     Excusable Delay                                             5

        8.     Risk Allocation/Insurance                                   7

        9.     Assignment, Resale or Lease                                 8

        10.    Termination for Certain Events                              9

        11.    Notices                                                    10

        12.    Miscellaneous                                              10

     EXHIBITS

         A          Buyer Furnished Equipment Provisions Document

         B          Customer Support Document

         C          Product Assurance Document


APPENDICES

         I          Insurance Certificate

        II          Purchase Agreement Assignment

        III         Post-Delivery Sale Notice

        IV          Post-Delivery Lease Notice

         V          Purchaser's/Lessee's Agreement

        VI          Owner Appointment of Agent - Warranties

        VII         Contractor Confidentiality Agreement


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                AIRCRAFT GENERAL TERMS AGREEMENT NUMBER AGTA-AAT

                                     between

                               The Boeing Company

                                       and

                            American Trans Air, Inc.

                                   Relating to

                                 BOEING AIRCRAFT


                  This Aircraft General Terms Agreement Number AGTA-AAT (AGTA) between The Boeing Company, including its wholly-owned subsidiary McDonnell Douglas Corporation, (Boeing) and American Trans Air, Inc. (Customer) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.

Article 1.        Subject Matter of Sale.
                  ----------------------

                  1.1 Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.

                  1.2 Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).

                  1.3 Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.

                  1.4 Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.

Article 2.        Price, Taxes, and Payment.
                  -------------------------

                  2.1      Price.
                           -----

     2.1.1 Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 717-200, 737-600, 737-700, 737-800 and 737-900, the Airframe Price includes the engine price at its basic thrust level.)

     2.1.2 Optional Features Prices are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.

     2.1.3 Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 717-200, 737-600, 737-700, 737-800 and 737-900).

     2.1.4 Aircraft Basic Price is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.

     2.1.5 Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 717-200, 737-600, 737-700 737-800 and 737-900) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe Escalation Adjustment to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment to the applicable purchase agreement.

     2.1.6 Advance Payment Base Price is defined as the estimated price of an aircraft rounded to the nearest thousand dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.

     2.1.7 Aircraft Price is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.

                  2.2      Taxes.
                           -----

     2.2.1 Taxes. Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for U.S. federal or California State income taxes imposed on Boeing or Boeing's assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing's assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.

     2.2.2 Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting.



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                  2.3      Payment.
                           -------

     2.3.1 Advance Payment Schedule. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.

     2.3.2 Payment at Delivery. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.

     2.3.3 Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

     2.3.4 Monetary and Government Regulations. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.

Article 3.        Regulatory Requirements and Certificates.
                  ----------------------------------------

                  3.1 Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

     3.2  FAA  or  Applicable   Regulatory   Authority   Manufacturer   Changes.

     3.2.1 A Manufacturer Change is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate, or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.

     3.2.2 Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:

     (i) resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;

     (ii) resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and

     (iii) for any aircraft delivered during the 18 month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).

     3.2.3 Customer will pay Boeing's charge for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.

                  3.3      FAA Operator Changes.
                           --------------------

     3.3.1 An Operator Change is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.

     3.3.2 Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing's option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing's applicable charges.

                  3.4 Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer's obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.

Article 4.        Detail Specification; Changes.
                  -----------------------------

                  4.1 Configuration Changes. The Detail Specification is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended
(i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.

                  4.2 Development Changes. Development Changes are defined as changes to aircraft that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into the Detail Specification and into an aircraft prior to delivery to Customer.

     4.3 Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification.

     Article 5. Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.

     5.1 Office Space. Twelve months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives of Customer in or conveniently located near the assembly plant.

     5.2 Inspection. Customer's representatives may inspect each aircraft at any reasonable time, provided such inspection does not interfere with Boeing's performance.

     5.3 Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to 4 hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing's production flight test procedures. Customer may designate up to five representatives to participate as observers.

     5.4 Test Data; Performance Guarantee Compliance. Performance Guarantees are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.

     5.5 Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation.

Article 6.        Delivery.
                  --------

     6.1 Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each aircraft at least 30 days before the scheduled month of delivery and again at least 14 days before the scheduled delivery date.

     6.2 Place of Delivery. Each aircraft will be delivered at a facility selected by Boeingin the same state as the primary assembly plant for the aircraft.

     6.3 Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances.

     6.4 Delay. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, Customer will reimburse Boeing for all costs incurred by Boeing as a result of the delay.

Article 7.        Excusable Delay.
                  ---------------

     7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or (vii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

     7.2 Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to an Excusable Delay and, when known, (ii) of a revised delivery month based on Boeing's appraisal of the facts.

     7.3 Delay in Delivery of Twelve Months or Less. If the revised delivery month is 12 months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:

     7.3.1 The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.

     7.3.2 The advance payment schedule will be adjusted to reflect the revised delivery month.

     7.3.3 All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay.

     7.4 Delay in Delivery of More Than Twelve Months. If the revised delivery month is more than 12 months after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice. If either party does not terminate the applicable purchase agreement with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect.

     7.5 Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing's other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have 30 days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.

     7.6 Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.

     7.7 Exclusive Rights. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to delays in performance covered by this Article.

Article 8.        Risk Allocation/Insurance.
                  -------------------------

                  8.1      Title and Risk with Boeing.
                           --------------------------

     8.1.1 Boeing's Indemnification of Customer. Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer's observers from and against all claims and liabilities, including all expenses and attorneys' fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer's observers.

     8.1.2 Definition of Customer. For the purposes of this Article, "Customer" is defined as American Trans Air, Inc., its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.

                  8.2      Insurance.
                           ---------

     8.2.1 Insurance Requirements. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer's assignees arising out of an accident caused solely by a product defect in an aircraft.  Customer will provide such  certificate  of insurance at least thirty
(30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this Article 8.2.1. The failure of Boeing to demand compliance with this 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.

     8.2.2 Noncompliance with Insurance Requirements. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer's obligations required by Appendix I, Customer will provide the same protection to Boeing as that required by Article 8.2.1 above.

     8.2.3  Definition  of Boeing.  For  purposes of this  article,  "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.

Article 9.        Assignment, Resale, or Lease.
                  ----------------------------

     9.1 Assignment. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:

     9.1.1 Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party and (ii) acquires substantially all the assets of such party;

     9.1.2 Boeing may assign its rights to receive money; and

     9.1.3 Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.

     9.1.4 Boeing may assign any of its rights and duties with respect to Part 1, Articles 1, 2, 4 and 5 of Exhibit B, Customer Support Document to the AGTA, to FlightSafety Boeing Training International L.L.C.

     9.2 Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.

     9.3 Sale or Lease by Customer After Delivery. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back for financing purposes), all of Customer's rights with respect to the aircraft under the applicable purchase agreement will inure to the benefit of the purchaser or lessee of such aircraft, effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of agreement acceptable to Boeing are attached as Appendices III and IV.

     9.4 Notice of Sale or Lease After Delivery. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.

     9.5 Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser's or lessee's written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.

     9.6 Appointment of Agent - Warranty Claims. If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing's receipt of the agent's written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.

     9.7 No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an aircraft or the assignment of Customer's rights under the applicable purchase agreement will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing's obligations under the applicable purchase agreement.

Article 10.       Termination of Purchase Agreements for Certain Events.
                  -----------------------------------------------------

                  10.1     Termination.  If either party

                           (i) ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or

                           (ii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.

     10.2 Repayment of Advance Payments. If Customer terminates the applicable purchase agreement under this Article, Boeing will repay to Customer, without interest, an amount equal to any advance payments received by Boeing from Customer with respect to undelivered aircraft.

Article 11.       Notices.
                  -------

                  All notices required by this AGTA or by any applicable purchase agreement will be in English, will be effective on the date of receipt, and will be transmitted by any customary means of written communication, addressed as follows:

                    Customer:          American Trans Air, Inc.
                                       7337 West Washington Street
                                       Indianapolis, IN 46231
                                       U.S.A.

                                       Attention:        Treasurer


                    Boeing:            Boeing Commercial Airplane Group
                                       P.O. Box 3707
                                       Seattle, Washington  98124-2207
                                       U.S.A.

                                       Attention:     Vice President - Contracts
                                                      Mail Code 21-34


Article 12.       Miscellaneous.
                  -------------

     12.1  Government  Approval.  Boeing and Customer  will assist each other in
obtaining   any   governmental   consents  or   approvals   required  to  effect
certification and sale of aircraft under the applicable purchase agreement.

     12.2 Headings. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.

     12.3 GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

     12.4 Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.

     12.5 Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.

     12.6 AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft. This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual agreement to update, or modify the existing articles as written. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions of the Revision level of the AGTA in effect based on the date of the executed Purchase Agreement.


DATED AS OF  June 30, 2000
             --------------


AMERICAN TRANS AIR, INC.                       THE BOEING COMPANY


By:   /s/ Kenneth K. Wolff                     By:   /s/ R. C. Nelson
      -------------------------------               --------------------


Its:  Executive Vice President & CFO           Its: Attorney-In-Fact
      -------------------------------               ---------------------




                                    EXHIBIT A

                                       to

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-AAT

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.



                  BUYER FURNISHED equipment provisions document

                  BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.       General.
         -------

         Certain equipment to be installed in the Aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable Supplemental Exhibit to this Exhibit A in a purchase agreement at the time of aircraft purchase.

2.       Supplier Selection.
         ------------------

         Customer will:

     2.1 Select and notify Boeing of the suppliers of BFE items by those dates appearing in Supplemental Exhibit BFE1to the applicable purchase agreement at the time of aircraft purchase.

     2.2 Meet with Boeing and such selected BFE suppliers promptly after such selection to:

     2.2.1 complete BFE configuration design requirements for such BFE; and

     2.2.2 confirm technical data submittal requirements for BFE certification.

3.       Customer's Obligations.
         ----------------------

         Customer will:

     3.1 comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report;

     3.1.1 deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

     3.1.2 deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities and schedule provided therein; and

     3.1.3 assure that all BFE Aircraft Software is delivered in compliance with Boeing's then-current Standards for Loadable Systems;

     3.1.4 assure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;

     3.2 authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;

     3.3 authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

     3.3.1 require supplier's contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

     3.3.2 assure that all BFE supplier's quality systems are approved to Boeing's then current standards for such systems ;

     3.4 obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft's mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft's MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;

     3.5 grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: a) BFE Aircraft Software and data Customer has modified and/or b) other software and data Customer has added to the BFE Aircraft Software;

     3.6 provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;

     3.7 deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

     3.8 work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

     3.9 be responsible for modifying, adjusting and/or calibrating BFE as required for FAA approval and for all related expenses;

     3.10 assure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers,

     3.11 warrant that the BFE will comply with all applicable FARs and the U.S. Food and Drug Administration (FDA) sanitation requirements for installation and use in the Aircraft at the time of delivery. Customer will be responsible for supplying any data and adjusting, calibrating, re-testing or updating such BFE and data to the extent necessary to obtain applicable FAA and FDA approval and shall bear the resulting expenses.

     3.12 warrant that the BFE will meet the requirements of the Detail Specification; and

     3.13 be responsible for providing equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.       Boeing's Obligations.
         --------------------

         Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.       Nonperformance by Customer.
         --------------------------

         If Customer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

     5.1 provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

         5.2      deliver the Aircraft to Customer without the BFE installed.

6.       Return of Equipment.
         -------------------

         BFE not installed in the Aircraft will be returned to Customer in accordance with Customer's instructions and at Customer's expense.

7.       Title and Risk of Loss.
         ----------------------

         7.1 With respect to Aircraft manufactured in the State of Washington, title to and risk of loss of BFE provided for such Aircraft will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.

         7.2 With respect to Aircraft manufactured in the State of California, Customer agrees to sell and Boeing agrees to purchase each item of BFE concurrently with its delivery to Boeing. A reasonable shipset price for the BFE shall be established with Customer. Customer and Boeing agree that the Aircraft Price will be increased by the amount of said shipset price and such amount will be included on Boeing's invoice at time of Aircraft delivery. Boeing's payment for the purchase of each shipset of BFE from Customer will be made at the time of delivery of the Aircraft in which the BFE is installed.

8.       Interchange of BFE

         To properly maintain Boeing's production flow and to preserve Boeing's delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.

9.       Indemnification of Boeing.
         -------------------------

         Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

10.      Patent Indemnity.
         ----------------

         Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

11.      Definitions.
         -----------

         For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.



                                    EXHIBIT B

                                       to

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-AAT

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                            CUSTOMER SUPPORT DOCUMENT



                             This document contains:

              Part 1: Maintenance and Flight Training Programs; Operations Engineering Support

              Part 2:      Field Services and Engineering Support
                           Services

              Part 3:      Technical Information and Materials

              Part 4:      Alleviation or Cessation of Performance

              Part 5: Protection of Proprietary Information and Proprietary Materials

                            CUSTOMER SUPPORT DOCUMENT

                 PART 1: BOEING MAINTENANCE AND FLIGHT TRAINING
                    PROGRAMS; OPERATIONS ENGINEERING SUPPORT


1.       Boeing Training Programs.
         ------------------------

     1.1 Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement.

     1.2 Boeing will conduct all training at Boeing's primary training facility for the model of aircraft purchased unless otherwise agreed.

     1.3 All training will be presented in the English language. If translation is required, Customer will provide interpreters.

         1.4 Customer will be responsible for all expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.

2.       Training Planning Conferences.
         -----------------------------

         Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.

3.       Operations Engineering Support.
         ------------------------------

         3.1 As long  as an  aircraft  purchased  by  Customer  from  Boeing  is
operated  by  Customer  in  scheduled  revenue  service,   Boeing  will  provide
operations engineering support. Such support will include:

     3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of aircraft;

     3.1.2 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual aircraft performance;

     3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;

     3.1.4 information regarding significant service items relating to aircraft performance or flight operations; and

     3.1.5 if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight.

4.       Training at a Facility Other Than Boeing's.
         ------------------------------------------

         If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:

     4.1 Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

     4.2 Customer will pay Boeing's then-current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from their home location , including travel time;

     4.3 Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials between the primary training facility and the alternate training site;

     4.4 Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

     4.5 Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facility or at some other alternate site.

5.       General Terms and Conditions.
         ----------------------------

     5.1 Boeing flight instructor personnel will not be required to work more than 5 days per week, or more than 8 hours in any one 24-hour period, of which not more than 5 hours per 8-hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

     5.2 Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training at Boeing's facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

     5.3 If the training is based at Boeing's facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing's reasonable charge, including the price of parts and materials, for making the repairs. If Boeing's estimated labor charge for the repair exceeds $25,000, Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

     5.4 If the flight training is based at Boeing's facility, several airports in surrounding states may be used, at Boeing's option. Unless otherwise agreed in the flight training planning conference, it will be Customer's responsibility to make arrangements for the use of such airports.

     5.5 If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer's behalf any landing fees charged by any airport used in conjunction with the flight training. At least 30 days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer's behalf. The invoice will be submitted to Customer approximately 60 days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay to Boeing within 30 days of the date of the invoice.

     5.6 If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

     5.7 If any part of the training described in paragraph 1.1 of this Exhibit is not used by Customer within 12 months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.

                            CUSTOMER SUPPORT DOCUMENT

                 PART 2: FIELD AND ENGINEERING SUPPORT SERVICES


1.       Field Service Representation.
         ----------------------------

         Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).

         1.1 Field Service representation will be available at or near Customer's main maintenance or engineering facility beginning before the scheduled delivery month of the first aircraft and ending 12 months after delivery of the last aircraft covered by a specific purchase agreement.

         1.2 Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment at the location where Boeing is providing Field Service Representatives. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

         1.3 Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer's aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.

2.       Engineering Support Services.
         ----------------------------

         Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit
C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:

         2.1 Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.

         2.2 Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

         2.3 Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.

         2.4 Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing's support, Boeing will analyze and comment on Customer's engineering releases relating to structural repairs not covered by Boeing's Structural Repair Manual.

         2.5 Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing's support, Boeing will analyze and comment on Customer's engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing's detailed design. Boeing will not analyze or comment on any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

         2.6 Facilities, Ground Equipment and Maintenance Planning Support. Boeing will, at Customer's request, evaluate Customer's technical facilities, tools and equipment for servicing and maintaining aircraft, to recommend changes where necessary and to assist in the formulation of an initial maintenance plan for the introduction of the aircraft into service.

         2.7 Post-Delivery Service Support. Boeing will, at Customer's request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing's facility prior to completion of that flight. In that event the following provisions will apply.

     2.7.1 Boeing may rely upon the commitment authority of the Customer's personnel requesting the work.

     2.7.2 As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

     2.7.3 The provisions of the Boeing Warranty in Part 2 of Exhibit C of this AGTA apply.

     2.7.4 Customer will pay Boeing for requested work not covered by the Boeing Warranty, if any.

                  2.7.5  The   DISCLAIMER   AND   RELEASE   and   EXCLUSION   OF
CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.

         2.8 Additional Services. Boeing may, at Customer's request, provide additional services for an aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule and scope of work. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.

                            CUSTOMER SUPPORT DOCUMENT

                   PART 3: TECHNICAL INFORMATION AND MATERIALS


1.       General.
         -------

         Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.

         Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft at no additional charge to Customer, except as otherwise provided herein. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) Specification No. 100, entitled "Specification for Manufacturers' Technical Data". Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.

         Digitally-produced Materials will, if applicable, be prepared generally in accordance with ATA Specification No. 2100, dated January 1994, "Digital Data Standards for Aircraft Support."

2.       Materials Planning Conferences.
         ------------------------------

         Customer and Boeing will conduct planning conferences approximately 12 months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.

         When available, Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be chosen, Customer may select a reasonable quantity of printed and 16mm microfilm formats, with the exception of the Illustrated Parts Catalog, which will be provided in one selected format only.

3.       Information and Materials - Incremental Increase.
         ------------------------------------------------

         Until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in the quantity of Materials with the exception of microfilm master copies, digital formats, and others for which a specified number of copies are provided. Boeing will provide the additional quantity at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.

4.       Advance Representative Copies.
         -----------------------------

         All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.

5.       Customized Materials.
         --------------------

         All customized Materials will reflect the configuration of each aircraft as delivered.

6.       Revisions.
         ---------

         6.1 Revision Service. Boeing will provide revisions free of charge to certain Materials to be identified in the planning conference conducted for a specific model of aircraft, reflecting changes developed by Boeing, as long as Customer operates an aircraft of that model.

         6.2 Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will at no charge issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.

7.       Supplier Technical Data.
         -----------------------

     7.1 For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) or Seller Purchased Equipment (SPE) or Buyer Designated Equipment (BDE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178 dated January 1982, No. RTCA/DO-178A dated March 1985, or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

     7.2 The provisions of this Article will not be applicable to items of BFE.

     7.3 Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of the specific model of aircraft.

8.       Buyer Furnished Equipment Data.
         ------------------------------

         Boeing will incorporate BFE information into the customized Materials providing Customer makes the information available to Boeing at least nine months prior to the scheduled delivery month of Customer's first aircraft of a specific model. Customer agrees to furnish the information in Boeing standard digital format if Materials are to be delivered in Boeing standard digital format.

9.       Materials Shipping Charges.
         --------------------------

         Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

10.      Customer's Shipping Address.
         ---------------------------

         The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.

                            CUSTOMER SUPPORT DOCUMENT

                 PART 4: ALLEVIATION OR CESSATION OF PERFORMANCE


Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist:

     1. a labor stoppage or dispute in progress involving Customer;

     2. wars or warlike operations, riots or insurrections in the country where the facility is located;

     3. any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

     4. the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

     5. the United States Government refuses permission to Boeing to deliver Materials, services, training or other things to the country where the facility is located.

     After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

                            CUSTOMER SUPPORT DOCUMENT

                  PART 5: PROTECTION OF PROPRIETARY INFORMATION
                                      AND PROPRIETARY MATERIALS


1.       General.
         -------

         All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.

2.       License Grant.
         -------------

         Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

3.       Use of Proprietary Materials and Proprietary Information.
         --------------------------------------------------------

         Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.       Providing of Proprietary Materials to Contractors.
         -------------------------------------------------

         Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer's use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

     5. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.
-----------------------------------------------------------------------------

         When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer's operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.



                                    EXHIBIT C

                                       to

                        AIRCRAFT GENERAL TERMS AGREEMENT

                                    AGTA-AAT

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.



                           PRODUCT ASSURANCE DOCUMENT


                             This document contains:

       Part 1:     Exhibit C Definitions

       Part 2:     Boeing Warranty

       Part 3:     Boeing Service Life Policy

       Part 4:     Supplier Warranty Commitment

       Part 5:     Boeing Interface Commitment

       Part 6:     Boeing Indemnities against Patent and Copyright Infringement

                           PRODUCT ASSURANCE DOCUMENT

                          PART 1: EXHIBIT C DEFINITIONS

         Authorized Agent - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).

         Average Direct Hourly Labor Rate - the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.

         Boeing Product - any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing's detailed design with Boeing's authorization.

         Correct - to repair, modify, provide modification kits or replace with a new product.

         Correction  -  a  repair,   a  modification,   a  modification  kit  or
replacement with a new product.

         Corrected Boeing Product - a Boeing Product which is free of defect as a result of a Correction.

         Direct Labor - Labor spent by Customer's direct labor employees to remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection.

         Direct Materials - Items such as parts,  gaskets,  grease,  sealant and
adhesives,   installed  or  consumed  in  performing  a  Correction,   excluding
allowances for administration, overhead, taxes, customs duties and the like.

         Source   Control   Drawing   (SCD)  -  a   Boeing   document   defining
specifications for certain Supplier Products.

         Supplier - the manufacturer of a Supplier Product.

         Supplier Product - any system, accessory, equipment, part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from non-Boeing sources.

                           PRODUCT ASSURANCE DOCUMENT

                             PART 2: BOEING WARRANTY

1.       Applicability.
         -------------

         This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.

2.       Warranty.
         --------

     2.1 Coverage. Boeing warrants that at the time of delivery:

     (i) the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;

     (ii) all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;

     (iii) all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design

     2.2 Exceptions. The following conditions do not constitute a defect under this warranty:

     (i) conditions resulting from normal wear and tear;

     (ii) conditions resulting from acts or omissions of Customer; and

     (iii) conditions resulting from failure to properly service and maintain a Boeing Product .

     3. Warranty Periods.

         3.1 Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery and ends: (i) after 48 months for Boeing aircraft models 777-200, -300 or 737-600, -700, -800, or new aircraft models designed and manufactured with similar, new technology; or, (ii) after 36 months for any other Boeing aircraft model.

         3.2 Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product, including the workmanship to Correct and install, resulting from a defect in material or workmanship is the remainder of the initial warranty period for the defective Boeing Product it replaced. The warranty period for a Corrected Boeing Product resulting from a defect in design is 18 months or the remainder of the initial warranty period, whichever is longer. The 18 month period begins on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product.

     3.3 Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.

4.       Remedies.
         --------

     4.1 Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction.

     4.2 Warranty Labor Rate. If Customer or its Authorized Agent Corrects a defective Boeing Product, Boeing will reimburse Customer for Direct Labor Hours at Customer's established Warranty Labor Rate. Customer's established Warranty Labor Rate will be the greater of the standard labor rate or 150% of Customer's Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer's first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer's then-current Average Direct Hourly Labor Rate, and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.

         4.3 Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided:

     4.3.1 the inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period; and

     4.3.2 such reimbursement will not apply to any inspections performed after a Correction is available to Customer.

     4.4 Credit Memorandum Reimbursement. Boeing will make all reimbursements by credit memoranda which may be applied toward the purchase of Boeing goods and services.

     4.5 Maximum Reimbursement. Unless previously agreed, the maximum reimbursement for Direct Labor and Direct Materials used to Correct a defective Boeing Product will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product.

5.       Discovery and Notice.
         --------------------

         5.1      For a claim to be valid:

     (i) the defect must be discovered during the warranty period; and

     (ii) Boeing Warranty must receive written notice of the discovery no later than 90 days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.

     5.2 Receipt of Customer's or its Authorized Agent's notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.

     5.3 Once Customer has given valid notice of the discovery of a defect, a claim should be submitted as soon as practicable after performance of the Correction.

     5.4 Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice under this Exhibit C as of the date specified in the service bulletin or service letter.

6.       Filing a Claim.
         --------------

     6.1 Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.

         6.2      Claim Information.
                  -----------------

     6.2.1 Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:

     (i) identity of claimant;

     (ii) serial or block number of the aircraft on which the defective Boeing Product was delivered;

     (iii) part number and nomenclature of the defective Boeing Product;

     (iv) purchase order number and date of delivery of the defective spare part

     (v) description and substantiation of the defect;

     (vi) date the defect was discovered;

     (vii) date the Correction was completed;

     (viii) the total flight hours or cycles accrued;

     (ix) an itemized account of direct labor hours expended in performing the Correction; and (x) an itemized account of any direct materials incorporated in the Correction.

     6.2.2 Additional information may be required based on the nature of the defect and the remedies requested.

         6.3      Boeing Claim Processing.
                  -----------------------

                  6.3.1 Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be signed and submitted in writing directly by Customer or its Authorized Agent to Boeing Warranty.

                  6.3.2 Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.

7.       Corrections Performed by Customer or Its Authorized Agent.
         ---------------------------------------------------------

         7.1 Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities, or may subcontract Corrections to a third party contractor.

         7.2 Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.

         7.3      Reimbursement.
                  -------------

                  7.3.1 Boeing will reimburse Customer's reasonable costs of Direct Materials and Direct Labor (excluding time expended for overhaul) at Customer's Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.

                  7.3.2   Reimbursement   for  Direct  Labor  hours  to  perform
Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.

                  7.3.3  Boeing  will  reimburse   Customer's   freight  charges
associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor.

     7.4  Disposition of Defective  Boeing Products  Beyond  Economical  Repair.

                  7.4.1 A defective Boeing Product found to be beyond economical repair (see Para. 4.5 Maximum Reimbursement) will be retained for a period of 60 days from the date Boeing receives Customer's claim. During the 60 day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.

                  7.4.2 After the 60 day period, a defective Boeing Product with a value of U.S. $2000 or less may be scrapped without notification to Boeing. If such Boeing Product has a value greater than U.S. $2000, Customer must obtain confirmation of unrepairability by Boeing's on-site Customer Services Representative prior to scrapping. Confirmation may be in the form of the Representative's signature on Customer's claim or through direct communication between the Representative and Boeing Warranty.

8.       Corrections Performed by Boeing.
         -------------------------------

         8.1 Freight Charges. Customer or its Authorized Agent will pay shipping charges to return a Boeing Product to Boeing. Boeing will reimburse Customer or its Authorized Agent for the charge for any item determined to be defective under this Aircraft General Terms Agreement. Boeing will pay shipping charges to return the Corrected Boeing Product.

         8.2 Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.

         8.3      Correction Time Objectives.
                  --------------------------

                  8.3.1 Boeing's objective for making Corrections is 10 working days for avionics and electronic Boeing Products, 30 working days for Corrections of other Boeing Products performed at Boeing's facilities, and 40 working days for Corrections of other Boeing Products performed at a Boeing subcontractor's facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Correction.

                  8.3.2 If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List (RSPL) or Spares Planning and Requirements Evaluation Model (M-SPARE), then Boeing will either expedite the Correction or provide an interchangeable Boeing Product on a no charge loan or lease basis until the Corrected Boeing Product is returned.

         8.4      Title Transfer and Risk of Loss.
                  -------------------------------

     8.4.1 Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

     8.4.2 If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.

9.       Returning an Aircraft.
         ---------------------

     9.1 Conditions. An aircraft may be returned to Boeing's facilities for Correction only if:

     (i) Boeing and Customer agree a covered defect exists;

     (ii) Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and

     (iii) it is not practical, in Boeing's estimation, to dispatch Boeing personnel to perform the Correction at a remote site.

     9.2 Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil and landing fees incurred in ferrying the aircraft to Boeing and back to Customer's facilities. Customer will minimize the length of both flights.

     9.3 Separate Agreement. Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within 24 hours of Boeing's request. If such authorization is not received within 24 hours, Customer will be invoiced for work performed by Boeing that is not part of the Correction.

10.      Insurance.
         ---------

         The provisions of Article 8.2 "Insurance", of this AGTA, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

11.      Disclaimer and Release; Exclusion of Liabilities.
         ------------------------------------------------

         11.1 DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

     (A) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

     (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

     (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

     (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

         11.2 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.

         11.3 Definitions. For the purpose of this Article, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

                           PRODUCT ASSURANCE DOCUMENT

                       PART 3: BOEING SERVICE LIFE POLICY


1.       Definitions.
         -----------

         SLP Component - any of the primary structural elements (excluding industry standard parts) of the landing gear, wing, fuselage, vertical or horizontal stabilizer listed in the applicable purchase agreement for a specific model of aircraft that is installed in the aircraft at time of delivery or is purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.

2.       Service Life Policy.
         -------------------

         2.1 SLP Commitment. If a failure or defect is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will, at a price calculated pursuant to Article 3 below, Correct the SLP Component.

         2.2      SLP Policy Periods.
                  ------------------

                  2.2.1 The policy period for SLP Components initially installed on an aircraft is 12 years after the date of delivery of the aircraft.

                  2.2.2 The policy period for SLP Components purchased from Boeing by Customer as spare parts is 12 years from delivery of such SLP Component or 12 years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires.

3.       Price.
         -----

         The price that Customer will pay for the Correction of a defective or failed SLP Component will be calculated pursuant to the following formula:

                  P =      CT
                           ---
                           144

         where:

                  P =      price to Customer for the replacement part
                  C =      SLP Component sales price at time of Correction
                  T        = total age in months of the  defective or failed SLP
                           Component from the date of delivery to Customer to the date of discovery of such condition.

4.       Conditions.
         ----------

         Boeing's obligations under this Policy are conditioned upon the following:

         4.1 Customer must notify Boeing in writing of the defect or failure within three months after it is discovered.

         4.2 Customer must provide reasonable evidence that the claimed defect or failure is covered by this Policy and if requested by Boeing, that such defect or failure was not the result of (i) a defect or failure in a component not covered by this Policy, (ii) an extrinsic force, (iii) an act or omission of Customer, or (iv) operation or maintenance contrary to applicable governmental regulations or Boeing's instructions.

         4.3 If return of a defective or failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.

         4.4 Customer's rights and remedies under this Policy are limited to the receipt of a Correction at prices calculated pursuant to Article 3 above.

5.       Disclaimer and Release; Exclusion of Liabilities.
         ------------------------------------------------

         This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

                           PRODUCT ASSURANCE DOCUMENT

                      PART 4: SUPPLIER WARRANTY COMMITMENT


1.       Supplier Warranties and Supplier Patent and Copyright Indemnities.
         -----------------------------------------------------------------

         Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Product Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.

2.       Boeing Assistance in Administration of Supplier Warranties.
         ----------------------------------------------------------

         Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.

3.       Boeing Support in Event of Supplier Default.
         -------------------------------------------

         3.1 If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.

         3.2 At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.

                           PRODUCT ASSURANCE DOCUMENT

                       PART 5: BOEING INTERFACE COMMITMENT


1.       Interface Problems.
         ------------------

         An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.       Boeing Responsibility.
         ---------------------

         If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.       Supplier Responsibility.
         -----------------------

         If  Boeing   determines   that  the  Interface   Problem  is  primarily
attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.

4.       Joint Responsibility.
         --------------------

         If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.

5.       General.
         -------

         Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.

6.       Disclaimer and Release; Exclusion of Liabilities.
         ------------------------------------------------

         This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

                           PRODUCT ASSURANCE DOCUMENT

                    PART 6: BOEING INDEMNITIES AGAINST PATENT
                                     AND COPYRIGHT INFRINGEMENT


1.       Indemnity Against Patent Infringement.
         -------------------------------------

         Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer's use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.

2.       Indemnity Against Copyright Infringement.
         ----------------------------------------

         Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer's use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.

3.       Exceptions, Limitations and Conditions.
         --------------------------------------

         3.1 Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either (a) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (b) the International Convention for the Protection of Industrial Property (Paris Convention).

         3.2 Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

         3.3 The  indemnities  provided  under this Part 6 will not apply to any
(i) BFE, (ii) engines, (iii) Supplier Product (iv) Boeing Product used other than for its intended purpose, or (v) Aircraft Software not created by Boeing.

         3.4 Customer must deliver written notice to Boeing (i) within 10 days after Customer first receives notice of any suit or other formal action against Customer and (ii) within 20 days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.

         3.5 At any time, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action , and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.

         3.6 Customer will promptly furnish to Boeing all information, records and assistance within Customer's possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.

         3.7 Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay, assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

         3.8 Boeing will have no obligation or liability under this Part 6 for loss of use, revenue or profit, or for any other incidental or consequential damages. The obligations of Boeing and remedies of Customer in this Part 6 are exclusive and in substitution for, and Customer hereby waives, releases and renounces all other indemnities, obligations and liabilities of Boeing and all other rights, claims and remedies of Customer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent, copyright OR OTHER INTELLECTUAL PROPERTY infringement or the like by any aircraft, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES or other thing provided under this AGTA and the applicaBLE PURCHASE AGREEMENT.

         3.9 For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.



                                     SAMPLE
                              Insurance Certificate



================================================================================
                               BROKER'S LETTERHEAD
================================================================================

[ date ]

Certificate of Insurance

ISSUED TO:             The Boeing Company
                               Post Office Box 3707
                               Mail Stop 13-57
                               Seattle, Washington 98124
                               Attn:  Manager - Aviation Insurance for
                                      Vice President - Employee Benefits,
                                      Insurance and Taxes

CC:                            Boeing Commercial Airplane Group
                               P.O. Box 3707
                               Mail Stop 21-34
                               Seattle, Washington 98124-2207
                               U.S.A.
                               Attn:  Vice President - Contracts

NAMED INSURED: American Trans Air, Inc.


We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:


Insurer                       Policy No.                         Participation


     POLICY  PERIOD:  From [date and time of  inception of the  Policy(ies)]  to
                      [date and time of expiration].

     GEOGRAPHICAL LIMITS: Worldwide (however, as respects "Aircraft Hull War and
                          Allied Perils" Insurance, as agreed by Boeing).

AIRCRAFT INSURED: All Boeing manufactured aircraft owned or operated by the Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing Company and _________________
                                    (hereinafter "Aircraft"):

                    Purchase Agreement No. ____ dated ______
                    Purchase Agreement No. ____ dated ______

COVERAGES:

1.Aircraft "all risks" Hull (Ground and Flight)
2.Aircraft Hull War and Allied Perils (as per LSW 555, or its successor wording) 3.Airline Liability

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, Premises/Operations Liability, Completed Operations/Products Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.

The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than section (b) are reinstated as per AV52C, or their successor endorsements.

LIMITS OF LIABILITY:

To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under "Aircraft Insured" and thereafter at the inception of each policy period, but in any event no less than the following:

     Combined Single Limit Bodily Injury and Property Damage: U.S.$ any one occurrence each Aircraft (with aggregates as applicable).

         (717-200)                                   US$300,000,000
         (737-500/600)                               US$350,000,000
         (737-300/700)                               US$400,000,000
         (737-400)                                   US$450,000,000
         (737-800)                                   US$500,000,000
         (757-200)                                   US$525,000,000
         (757-300)                                   US$550,000,000
         (767-200)                                   US$550,000,000
         (767-300)                                   US$700,000,000
         (767-400ERX)                                US$750,000,000
         (777-200X)                                  US$750,000,000
         (MD-11)                                     US$800,000,000
         (777-200/300)                               US$800,000,000
         (777-300X)                                  US$900,000,000
         (747-400)                                   US$900,000,000

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are US$25,000,000 any one offense/aggregate.)

DEDUCTIBLES / SELF-INSURANCE

Any  deductible  and/or   self-insurance  amount  (other  than  standard  market
deductibles) are to be disclosed and agreed by Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING:

It is certified that Insurers are aware of the terms and conditions of AGTA-AAT and the following purchase agreements:

PA ______ dated _______
PA ______ dated _______
PA ______ dated _______

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

Insurers have agreed to the following:

         A. In regard to Aircraft "all risks" Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with AGTA-AAT which was incorporated by reference into the applicable purchase agreement.

         B.    In regard to Airline Liability Insurance, Insurers agree:

                  (1) To include Boeing as an additional insured in accordance with Customer's undertaking in Article 8.2.1 of AGTA-AAT which was incorporated by reference into the applicable purchase agreement.

                  (2) To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;

                  (3) To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

                  (4) To provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.

         C.    In regard to all of the above referenced policies:

                  (1) Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverages described herein;

                  (2) If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage seven (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of written notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

                  (3) For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.


Subject to the terms, conditions, limitations and exclusions of the relative policies.


(signature)
 ---------

(typed name)

(title)



                                     SAMPLE
                          Purchase Agreement Assignment



         THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of ________ 20__ between American Trans Air, Inc., a company organized under the laws of ________________ (Assignor) and ________________________, a company organized under the laws of ________________ (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

         Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

         Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.

It is agreed as follows:

     1. For all purposes of this Assignment, the following terms will have the following meanings:

         Aircraft -- one Boeing Model ______ aircraft, bearing manufacturer's serial number _______, together with all engines and parts installed on such aircraft on the Delivery Date.

         Boeing -- Boeing shall include Boeing Sales Corporation (a wholly-owned subsidiary of Boeing), a Guam corporation, and its successors and assigns.

         Boeing Purchase Agreement -- Purchase Agreement No. ________ dated as of ____________ between Boeing and Assignor, as amended, but excluding ______________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA/____ (AGTA).

         Delivery Date -- the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

         2. Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment:
[TO BE COMPLETED BY THE PARTIES.]

         {EXAMPLES

     (a) the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;

     (b) the right to accept delivery of the Aircraft;

     (c) all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;

     (d) all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and

     (e) any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}

Reserving exclusively to Assignor, however:

         {EXAMPLES

     (i) all Assignor's rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

     (ii) all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

     (iii) the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and

     (iv) the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}

Assignee hereby accepts such assignment.

         3. Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor's name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.

         4. For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplane Group at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.

         5. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

         6. Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered pursuant to the Boeing Purchase Agreement, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in
Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.

         7. Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefor as provided therein.

         8. Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

         9. Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

         10. Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information
(a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

         11. This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

     12. This Assignment will be governed by, and construed in accordance with, the laws of [----------------------].



--------------------------                           --------------------------
as Assignor                                          as Assignee




By _______________________                           By _______________________

Name:                                                Name:

Title:                                               Title:

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as [Indenture Trustee/Agent for the benefit of the Loan Participants/Mortgagee] and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain [Trust Indenture/Mortgage] dated as of _____________, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such [Trust Indenture/Mortgage] shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[Name of Entity],
 --------------
as Indenture Trustee/Agent

By:____________________________

Name:

Title:

                                        6
CONSENT AND AGREEMENT OF
THE BOEING COMPANY



         THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment). Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.

         This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of ____________________, 20___.


THE BOEING COMPANY



By ________________________
Name:
Title:  Attorney-in-Fact



Aircraft Manufacturer's Serial Number(s) ____________



                                     SAMPLE
                            Post-Delivery Sale Notice



Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

In connection with the sale by American Trans Air, Inc. (Seller) to ________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. _____ dated as of ___________, 20__, between The Boeing Company (Boeing) and Seller (the Purchase Agreement) under which Seller purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-AAT
(AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the transfer to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1) Purchaser acknowledges it has reviewed the Purchase Agreement and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser's agreements in this paragraph; and

(2) Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

American Trans Air, Inc.                                Purchaser


By                                                      By
     -----------------------------------

Its                                                     Its
     -----------------------------------

Dated                                                   Dated
         -------------------------------


Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft is confirmed, effective as of this date.

THE BOEING COMPANY


By
     -----------------------------------

Its  Attorney-in-Fact
     -----------------------------------

Dated
         -------------------------------



Aircraft Manufacturer's Serial Number ____________



                                     SAMPLE
                           Post-Delivery Lease Notice



Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

In connection with the lease by American Trans Air, Inc. (Lessor) to ___________ (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. ____ dated as of ________, 20__, between The Boeing Company (Boeing) and Lessor (the Purchase Agreement) under which Lessor purchased certain Boeing Model _______ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ___________________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-AAT
(AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

(1) Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President - Contracts, Mail Stop 21-34, Boeing Commercial Airplane Group, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing's receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

(2) Lessee accepts the authorization above, acknowledges it has reviewed the Purchase Agreement and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
Article 11 of Part 2 of Exhibit C AGTA and the  insurance  provisions in Article
8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee's agreements in this paragraph.

(3) Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this Notice.

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

American Trans Air, Inc.                                Lessee


By                                                      By
     -----------------------------------

Its                                                     Its
     -----------------------------------

Dated                                                   Dated
         -------------------------------


Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft is confirmed, effective as of this date.

THE BOEING COMPANY


By
     -----------------------------------

Its
     -----------------------------------

Dated
         -------------------------------



Aircraft Manufacturer's Serial Number ____________



                                     SAMPLE
                         Purchaser's/Lessee's Agreement



Boeing Commercial Airplane Group
P. O. Box 3707
Seattle, Washington  98124-2207

Attention         Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

In connection with the sale/lease by American Trans Air, Inc. (Seller/Lessor) to _______________________ (Purchaser/Lessee) of the aircraft identified below, reference is made to the following documents:

     (i) Purchase Agreement No. _____ dated as of ___________, 20__, between The Boeing Company (Boeing) and Seller/Lessor (the Purchase Agreement) under which Seller/Lessor purchased certain Boeing Model ________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ______________________ (the Aircraft); and

     (ii) Aircraft Sale/Lease  Agreement dated as of ___________,  20__, between
Seller/Lessor  and   Purchaser/Lessee   (the  Aircraft  Agreement)  under  which
Seller/Lessor is selling/leasing the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Aircraft Agreement.

1. Seller/Lessor has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting Seller/Lessor from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2.       Disclaimer and Release; Exclusion of Liabilities

         2.1 In accordance with Seller/Lessor's obligation under Article 9.5 of AGTA-AAT which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

         2.2 DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

     (A) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

     (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

     (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND

     (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

         2.3 EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

         2.4 Definitions. For the purpose of this paragraph 2, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.


American Trans Air, Inc. (Seller/Lessor)                Purchaser/Lessee


By                                                      By
     -----------------------------------

Its                                                     Its
     -----------------------------------

Dated                                                   Dated
         -------------------------------


                                     SAMPLE
                     Owner Appointment of Agent - Warranties



Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

     1. Reference is made to Purchase Agreement No. ____ dated as of __________, 20__, between The Boeing Company (Boeing) and American Trans Air, Inc. (Customer) (the Purchase Agreement), under which Customer purchased certain Boeing Model ________ aircraft including the aircraft bearing Manufacturer's Serial No.(s) _____________ (the Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement AGTA-AAT (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

     A. Customer has appointed ____________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

     B. Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Stop 21-34, Boeing Commercial Airplane Group, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

     C. Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this Notice.

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

American Trans Air, Inc.


By
     -------------------------------

                                AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

Agent


By
     -------------------------------

Its
     -------------------------------

Dated
         ---------------------------


Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY


By
     -------------------------------

Its
     -------------------------------

Dated
         ---------------------------




Aircraft Manufacturer's Serial Number __________




                                 SAMPLE
                      Contractor Confidentiality Agreement


Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington  98124-2207

Attention:        Vice President - Contracts
                  Mail Stop 21-34

Ladies and Gentlemen:

This Agreement is entered into between ____________________ (Contractor) and American Trans Air, Inc. (Customer) and will be effective as of the date stated below.

In connection with Customer's provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information, reference is made to Purchase Agreement No. _____ dated as of _______ , 20___ between The Boeing Company (Boeing) and Customer.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing Model ________ aircraft, Manufacturer's Serial Number ______, Registration No.
________ (the Aircraft) available to Contractor in connection with Customer's contract with Contractor (the Contract) to maintain/repair/modify the Aircraft. As a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:

1.       For purposes of this Agreement:

         "Aircraft Software" means software that is installed and used in the operation of an Aircraft.

          "Materials" are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.

         "Proprietary Information" means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Proprietary Materials.

         "Proprietary Materials" means Materials that contain, convey, or embody Proprietary Information.

         "Third Party" means anyone other than Boeing, Customer and Contractor.

2. Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.

3. Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing.
Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.

4. Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software provided to Contractor pursuant to this Agreement.

5. Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

6. To the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency's use in connection with Contractor's, authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor's maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary
Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.

7. Boeing is a third-party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any claims Boeing may make under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law principles) governs this Agreement.

8. No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.

9. The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.

10. This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless in writing signed by authorized representatives of Contractor, Customer and Boeing.

11. Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provision of this Agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.


ACCEPTED AND AGREED TO this

Date: _____________________, 20___

American Trans Air, Inc.                                Contractor


By                                                      By
     -----------------------------------

Its                                                     Its
     -----------------------------------



                         PURCHASE AGREEMENT NUMBER 2262

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                    Relating to Boeing Model 737-83N Aircraft

                                TABLE OF CONTENTS


                                                       SA
ARTICLES                                              NUMBER

       1.         Quantity, Model and Description

       2.         Delivery Schedule

       3.         Price

       4.         Payment

       5.         Miscellaneous


TABLE

       1.         Aircraft Information Table


EXHIBIT

       A.         Aircraft Configuration

       B.         Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS

       AE1.       Escalation Adjustment/Airframe and Optional Features

       BFE1.      BFE Variables

       CS1.       Customer Support Variables

       (Confidential Material Omitted)

       SLP1.      Service Life Policy Components

                                                           SA
LETTER AGREEMENTS                                        NUMBER


2262-01                    Demonstration Flight Waiver

2262-02                    Spares Intial provisioning


(Confidential Material Omitted)

                           Purchase Agreement No. 2262

                                     between

                               The Boeing Company

                                       and

                            American Trans Air, Inc.

                         ------------------------------

     This Purchase Agreement No. 2262 dated as of between The Boeing Company (Boeing) and American Trans Air, Inc. (Customer) relating to the purchase and sale of Model 737-83N aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of between the parties, identified as AGTA-AAT (AGTA).

Article 1.        Quantity, Model and Description.
                  -------------------------------

                  The aircraft to be delivered to Customer will be designated as Model 737-83N aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table 1 to the Purchase Agreement.

Article 2.        Delivery Schedule.
                  -----------------

                  The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.        Price.
                  -----

     3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

                  3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.



Article 4.        Payment.
                  -------

     4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

     4.2 The standard advance payment schedule for the Model 737-83N aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1.

     4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

     4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.        Miscellaneous.
                  -------------

     5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries,
(iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

     5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

     5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

     5.4 Customer Support Variables. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

     5.5 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

     5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

     5.7 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and
Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.


DATED AS OF June 30, 2000
            --------------


American Trans Air, Inc.                               THE BOEING COMPANY




By   /s/ Kenneth K. Wolff                              By /s/ R.C. Nelson
     -------------------------------                      ---------------------




Its: Executive Vice President & CFO                    Its: Attorney-In-Fact
     --------------------------------                      ---------------------


                     Table 1 to Purchase Agreement No. 2262
           Aircraft Delivery, Description, Price and Advance Payments



                         (Confidential Material Omitted)


                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Exhibit A to Purchase Agreement Number 2262

                             AIRCRAFT CONFIGURATION

                            Dated ___________________

                                   relating to

                          BOEING MODEL 737-83N AIRCRAFT


             The Detail Specification is Boeing Detail Specification D019A001-B dated as of November 11, 1998. Such Detail Specification will be amended to incorporate the Options listed herein, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable but in no case later than delivery of the first Aircraft, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

 OPTION               TITLE              PRICE PER                 PRICE PER
                                              AIRCRAFT                  AIRCRAFT
                                            ($1999 STE)              ($1999 STE)

(Confidential Material Omitted)



              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Exhibit B to Purchase Agreement Number 2262

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                          BOEING MODEL 737-83N AIRCRAFT


Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

             1.          GOVERNMENT DOCUMENTATION REQUIREMENTS.
                         -------------------------------------

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

                         1.1         Airworthiness and Registration Documents.
                                     ----------------------------------------

     Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

     1.2          Certificate         of         Sanitary          Construction.

     1.2.1 U.S. Registered Aircraft. Boeing will obtain from the UnitedStates Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

     1.2.2 Non-U.S. Registered Aircraft. If Customer requires a UnitedStates Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

                         1.3         Customs Documentation.

     1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

     1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 days prior to delivery a complete crew and passenger list and a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished Customer to cover U.S. stops scheduled for the ferry flight.

     1.3.3 Export Declaration - U.S. If the Aircraft is intended to beexported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

             2.          Insurance CertificateS.
                         ----------------------

     Unless provided earlier, Customer will provide to Boeing not later than 30 days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

             3           NOTICE OF FLYAWAY CONFIGURATION.
                         -------------------------------

     Not later than 20 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

     (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

     (ii) the  cargo to be  loaded  and  where it is to be  stowed  on board the
Aircraft,   the  address  where  cargo  is  to  be  shipped  after  flyaway  and notification of any hazardous materials requiring special handling;

     (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

     (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

     (v) a complete ferry flight itinerary.

             4.          DELIVERY ACTIONS BY BOEING.
                         --------------------------

     4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required,Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

     4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

     4.3 Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

     4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model                                          Fuel Provided
--------------                                          -------------
737                                                     1,000
747                                                     4,000
757                                                     1,600
767                                                     2,000
777                                                     3,000

     4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

     4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

     4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

             5.          DELIVERY ACTIONS BY CUSTOMER.
                         ----------------------------

     5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

     5.2. Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

     5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.





                              ESCALATION ADJUSTMENT

                         AIRFRAME AND OPTIONAL FEATURES


                                     between

                               THE BOEING COMPANY

                                       and

                             America Trans Air, inc.


           Supplemental Exhibit AE1 to Purchase Agreement Number 2262


                               (For Model 717-200, 737-600, 737-700, 737-800 and
                       737-900 the Airframe Price Includes the Engine Price at its basic thrust level.)

1.           Formula.
             -------

             Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

             Pa = (P+B)(L + M) - P

             Where:

                      Pa = Airframe Price Adjustment. (For Model 717-200, 737-600, 737-700, 737-800 and
                                    737-900, the Airframe Price includes the Engine Price at its basic thrust level.)

                      L =  .65 x ( ECI
                                  -----
                                   ECIb   )where  ECIb  is  the  base
                                           year index (as set forth in
                                           Table  1 of  this  Purchase
                                           Agreement)

                      M =  .35 x ( ICI
                                  -----
                                   ICIb    )where ICIb is the base year index
                                           (as set forth in Table 1 of this
                                            Purchase Agreement)

                      P =  Airframe Price plus Optional Features Price
                           (as set forth in Table 1 of this Purchase Agreement).

                      B =  0.005 x (N/12) x (P)  where N is the calendar month
                                                 and year of scheduled Aircraft
                                                 delivery minus the calendar
                                                 month and year of the Base
                                                 Price Year, both as shown in
                                                 Table 1 of this Purchase
                                                 Agreement.

                      ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Employment Cost Index for workers in aerospace manufacturing - Wages and Salaries" (ECI code 3721W), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the fifth, sixth and seventh months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

                      ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Producer Prices and Price Index - Industrial Commodities Index ", calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 5th, 6th and 7th months prior to the month of scheduled delivery of the applicable Aircraft.

                      As an example, for an Aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

     Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

     ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

     iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

     Iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics (base year June 1989 = 100). The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

     iv. The final value of Pa will be rounded to the nearest dollar.

     vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.


2.           Values to be Utilized in the Event of Unavailability.
             -----------------------------------------------------

             2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of
Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

             2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

             2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February of the price base year shown in the Purchase Agreement which is consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1.

             2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor
Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Aircraft Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

             ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.



                     BUYER FURNISHED EQUIPMENT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


           Supplemental Exhibit BFE1 to Purchase Agreement Number 2262

                       BUYER FURNISHED EQUIPMENT VARIABLES

                                   relating to

                          BOEING MODEL 737-83N AIRCRAFT


This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.       Supplier Selection.

         Customer will:

     1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:



Galley System                                                Complete

Galley Inserts                                               Complete

Seats (passenger)                                            Complete

Overhead & Audio System                                      Complete

Miscellaneous Emergency Equipment                            Complete

Cargo Handling Systems*                                August 8, 2000

* For a previously certified system.

2.       On-dock Dates

 On or before August 2000, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

                            Preliminary On-Dock Dates

                                Aircraft Delivery


                         (Confidential Material Omitted)

                                Aircraft Delivery


                         (Confidential Material Omitted)


                                Aircraft Delivery


                         (Confidential Material Omitted)







                      Preliminary On-Dock Dates (Continued)


                                Aircraft Delivery


                         (Confidential Material Omitted)






                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


           Supplemental Exhibit CS1 to Purchase Agreement Number 2262

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                          BOEING MODEL 737-83N AIRCRAFT


Customer and Boeing will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.


1.       MAINTENANCE TRAINING.
         --------------------

     1.1 Airplane General Familiarization Course; 1 class of 24 students;

     1.2 Mechanical/Power Plant Systems Course; 2 classes of 15 students;

     1.3 Electrical Systems Course; 2 classes of 15 students;

     1.4 Avionics Systems Course; 2 classes of 15 students;

     1.5 Corrosion Prevention & Control Course; 1 class of 10 students;

     1.6 Aircraft Rigging Course; 1 class of 6 students;

     1.7 Composite Repair for Technicians - Basic; 1 class of 8 students;

     1.8 Training materials will be provided to each student. In addition, one set of training materials used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

2.       FLIGHT TRAINING.
         ---------------

     2.1 Transition training for 8 flight crews (16 pilots) in 2 classes; The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft.

     2.2 Flight Dispatcher training; 2 classes of 6 students;

     2.3 Flight Attendant training; 2 classes of 12 students;

     2.4 Performance Engineer training in Boeing's regularly scheduled courses; schedules are published twice yearly.

     2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.

     2.6 Additional Flight Operations Services:

     a. Boeing flight crew personnel to assist in ferrying the first aircraft to Customer's main base;

     b. Instructor pilots for 90 calendar days for revenue service training assistance;

     c. An instructor pilot to visit Customer 6 months after revenue service training to review Customer's flight crew operations for a 2 week period.

3.       PLANNING ASSISTANCE.
         -------------------

         3.1      MAINTENANCE AND GROUND OPERATIONS.
                  ---------------------------------

                  Upon  request,  Boeing  will  visit  Customer's  main  base to
                  evaluate    aircraft    maintenance    facilities,     develop
                  recommendations and assist in maintenance planning.

         3.2      SPARES.
                  ------

                  a)       RECOMMENDED SPARES PARTS LIST (RSPL)
                           ------------------------------------
                           customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

                  b)       ILLUSTRATED PARTS CATALOG (IPC)
                           -------------------------------
                           A customized  IPC in accordance  with ATA 100 will be
provided.

                  c)       PROVISIONING TRAINING
                           Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

                  d)       SPARES PROVISIONING CONFERENCE
                           A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4:       TECHNICAL DATA AND DOCUMENTS

         4.1.     FLIGHT OPERATIONS.
                  -----------------
                  Airplane Flight Manual
                  Operations Manual
                  Quick Reference Handbook
                  Weight and Balance Manual
                  Dispatch Deviation Procedures Guide
                  Flight Crew Training Manual
                  Performance Engineer's Manual
                  Jet Transport Performance Methods
                  FMC Supplemental Data Document
                  Operational Performance Software
                  Fault Reporting Manual
                  ETOPS Guide Vol. III
                  Flight Planning and Performance Manual


         4.2.     MAINTENANCE.
                  -----------
                  Aircraft Maintenance Manual
                  Wiring Diagram Manual
                  Systems Schematics Manual
                  Connector Part Number Options Document
                  Structural Repair Manual
                  Overhaul/Component Maintenance Manual
                  Standard Overhaul Practices Manual
                  Standard Wiring Practices Manual
                  Non-Destructive Test Manual
                  Service Bulletins and Index
                  Corrosion Prevention Manual
                  Fault Isolation Manual
                  Fuel Measuring Stick Calibration Document Power Plant Buildup Manual Central Maintenance Computer System Reporting Table In Service Activity Report All Operator Letters Service Letters Structural Item Interim Advisory Maintenance Tips Combined Index

     4.3. MAINTENANCE PLANNING. -------------------- Maintenance Planning Data Document Maintenance Planning Data Tasks Masterfile Maintenance Task Cards and Index Maintenance Inspection Intervals Report ETOPS Guide Vol. II Configuration Maintenance and Procedures for Extended Range Operations

         4.4.     SPARES.
                  ------
                  Illustrated Parts Catalog
                  Standards Books

         4.5.     FACILITIES AND EQUIPMENT PLANNING.
                  ---------------------------------
                  Facilities and Equipment Planning Document
                  Special Tool and Ground Handling Equipment Drawings and Index Supplementary Tooling Documentation
                  Illustrated Tool and Equipment List/Manual
                  Aircraft Recovery Document
                  Airplane Characteristics for Airport Planning Document Airplane Rescue and Fire Fighting Document
                  Engine Handling Document
                  ETOPS Guide Vol. I

         4.6.     SUPPLIER TECHNICAL DATA.
                  -----------------------
                  Service Bulletins
                  Ground Support Equipment Data
                  Provisioning Information
                  Component Maintenance/Overhaul Manuals and Index Publications Index
                  Product Support Supplier Directory




                          (Confidential Letter Omitted)




                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


           Supplemental Exhibit SLP1 to Purchase Agreement Number 2262

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                            BOEING MODEL 737 AIRCRAFT


This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2262.

1.           Wing.
             ----

     (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

     (b) Wing spar webs, chords and stiffeners.

     (c) Inspar wing ribs.

     (d) Inspar splice plates and fittings.

     (e) Main landing gear support structure.

     (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

     (g) Engine strut support fittings attached directly to wing primary structure.

     (h) Wing-to-body structural attachments.

     (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

     (j) Trailing edge flap tracks and carriages.

     (k) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.           Body.
             ----

     (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

     (b)  Window  and  windshield   structure  but  excluding  the  windows  and
windshields.

     (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

     (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

     (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

     (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

     (g) Forward and aft pressure bulkheads.

     (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

     (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

     (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.           Vertical Stabilizer.
             -------------------

     (a) External skins between front and rear spars.

     (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

     (c) Inspar ribs.

     (d) Rudder hinges and supporting ribs, excluding bearings.

     (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

     (f) Rudder internal, fixed attachment and actuator support structure.

4.           Horizontal Stabilizer.
             ---------------------

     (a) External skins between front and rear spars.

     (b) Front and rear spar chords, webs and stiffeners.

     (c) Inspar ribs.

     (d) Stabilizer center section including hinge and screw support structure.

     (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

     (f) Elevator internal, fixed attachment and actuator support structure.

5.           Engine Strut.
             ------------

     (a) Strut external surface skin and doublers and stiffeners.

     (b) Internal strut chords, frames and bulkheads.

     (c) Strut to wing fittings and diagonal brace.

     (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.           Main Landing Gear.
             -----------------

     (a) Outer cylinder.

     (b) Inner cylinder, including axles.

     (c) Upper and lower side struts, including spindles, universals and reaction links.

     (d) Drag strut.

     (e) Bell crank.

     (f) Orifice support tube.

     (g) Trunnion link.

     (h) Downlock links including spindles and universals.

     (i) Torsion links.

     (j) Actuator beam, support link and beam arm.

7.           Nose Landing Gear.
             -----------------

     (a) Outer cylinder.

     (b) Inner cylinder, including axles.

     (c) Orifice support tube.

     (d) Upper and lower drag strut, including lock links.

     (e) Steering plates and steering collars.

     (f) Torsion links.


     NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.



American Trans Air, Inc.
7337 West Washington St.
Indianapolis International Airport
Indianapolis, Indiana  46231

Subject:          Demonstration Flight Waiver

     Reference:  Purchase  Agreement 2262 (the Purchase  Agreement)  between The
Boeing Company (Boeing) and American Trans Air, Inc. (Customer) relating to Model 737-83N aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

           --------------- -------------------------------------------------
           Aircraft Model  Total Fuel Entitlement (U.S. Gallons)
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                737        Full tanks  (approx.  5,300 to 6,800,  depending
                           on model)
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                747        26,000
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                757        9,600
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                767        11,000
           --------------- -------------------------------------------------
           --------------- -------------------------------------------------
                777        10,300
           --------------- -------------------------------------------------

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.


Very truly yours,

THE BOEING COMPANY


By /s/ R.C. Nelson
  ------------------------------------------

Its:   Attorney-In-Fact
   --------------------------------------


ACCEPTED AND AGREED TO this

Date:   June 30                     ,2000
      -------------------------------

AMERICAN TRANS AIR, INC.


By /s/ Kenneth K. Wolff
  ------------------------------------------

Its: Executive Vice President & CFO
   ------------------------------------------


American Trans Air, Inc.
7337 West Washington St.
Indianapolis International Airport
Indianapolis, Indiana  46231


     Subject: Spares Initial Provisioning

     Reference:  Purchase  Agreement 2262 (the Purchase  Agreement)  between The
Boeing Company (Boeing) and American Trans Air, Inc. (Customer) relating to Model 737-83N aircraft (the Aircraft)


This Letter Agreement is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


1.           Applicability.
             -------------

             This letter will apply to initial provisioning for the Model 737-83N Aircraft purchased by Customer under the Purchase Agreement.


2.           Initial Provisioning Meeting.
             ----------------------------

             Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Customer to establish mutually agreeable procedures to accomplish Customer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Customer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Customer will be the data described in Chapter 6 of Boeing Manual D6-81834, entitled "Spares Provisioning Products Guide" (Boeing Spares Provisioning Products Guide) which will be furnished to Customer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing as described in Boeing Spares Provisioning Products Guide (such data will be hereinafter referred to collectively as the "Provisioning Data"). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Customer will use their best efforts to convene such meeting within 30 days after execution of the Purchase Agreement.


3.           Initial Provisioning Documentation.
             ----------------------------------

             3.1 Provisioning Data. Boeing will furnish Provisioning Data to Customer on or about August 25, 2000. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth below in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Customer revisions to the Provisioning Data.

             3.2 Provisioning IPC. Boeing will, on or about August 18, 2000, furnish to Customer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC". The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last
Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Customer revisions to the Provisioning IPC.

             3.3         Buyer Furnished Equipment (BFE) Provisioning Data.
                         -------------------------------------------------

     3.3.1 Boeing's Responsibility. Boeing will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on Customer's Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.

     3.3.2 Customer's Responsibility. Customer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning Data or IPC.

     3.4  Other  Data.   Boeing   will  submit  to  Customer   listings  of  Raw
Materials,Standard Parts and Bulk Materials to be used by Customer in the maintenance and repair of the Aircraft.


     4. Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft.

     4.1 Boeing Spare Parts. Customer will place orders for Provisioning Items by November 17, 2000; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Customer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Customer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Customer, provided the final shipment is made no later than 24 months after receipt of the order.

     4.2 Supplier Provisioning Items. Customer may place orders with Boeing for Provisioning Items which are manufactured by suppliers or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Customer for any such supplier Provisioning Item will be 112% of the supplier's quoted price to Boeing therefor. If Customer elects to purchase such supplier Provisioning Items from Boeing, Customer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

     4.3 Ground Support Equipment and Special Tools. Customer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by suppliers which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Customer for such GSE or special tools will be one hundred twelve percent (112%) of the supplier's quoted price to Boeing therefor. If Customer elects to purchase such GSE and special tools from Boeing, Customer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

     4.4 Spare Engines and Engine Spare Parts. Customer may place orders with Boeing for spare engines and/or engine spare parts which Customer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Customer for such spare engines or such engine spare parts, will be 105% of the engine manufacturer's quoted price to Boeing for the engine, and 112% of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Customer elects to purchase such spare engines or engine spare parts through Boeing, Customer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

     4.5 QEC Kits. Boeing will, on or about June 30, 2000, furnish to Customer a listing of all components which could be included in the Quick Engine Change
(QEC) kits which may be purchased by Customer from Boeing. Customer agrees to review such listing and indicate by marking on one copy of such listing those components that Customer desires included in its QEC kits. Customer will return such marked copy to Boeing within 30 days after Customer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Customer and will provide copies of such republished listing to Customer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Customer for the Aircraft. Boeing will furnish to Customer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Customer. Customer agrees to place orders with Boeing for the QEC kits for the Aircraft by August 25, 2000.

     4.6 Payment for Provisioning Items. The payment provisions of the Customer Services General Terms Agreement (CSGTA) between Boeing and Customer will be applicable to Provisioning Items ordered by Customer from Boeing for the Aircraft.


5.           Delivery.
             --------

             Boeing will, insofar as reasonably possible, deliver to Customer the Spare Parts ordered by Customer in accordance with the provisions of this letter on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by suppliers, directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Customer.


6.           Substitution for Obsolete Spare Parts.
             -------------------------------------

             6.1 Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the Purchase Agreement, any Spare Part purchased by Customer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Customer's request), Boeing will deliver to Customer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Customer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Customer's account with Boeing with the price paid by Customer for any such obsolete or unusable Spare Part and will invoice Customer for the purchase price of any such substitute Spare Part delivered to Customer.

             6.2 Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Customer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.


7.           Repurchase of Provisioning Items.
             --------------------------------

             7.1 Obligation to Repurchase. During a period commencing 1 year after delivery of the first Aircraft under the Purchase Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

             7.2 Exceptions. Boeing will not be obligated under Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Customer's modification of the Aircraft or (b) design improvements by Boeing or the supplier (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the supplier to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

             7.3 Notification and Format. Customer will notify Boeing, in writing, when Customer desires to return Provisioning Items which Customer's review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Customer's notification, Boeing will advise Customer, in writing, when Boeing's review of such summary will be completed.

             7.4 Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Paragraph 7.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Customer of the reason that any spare part included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Customer will arrange for shipment of such Provisioning Items accordingly.

             7.5 Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a supplier which were purchased pursuant to Paragraph 4, Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft, hereof the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

             7.6 Delivery of Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Customer will pay the freight charges for the shipment from Customer to Boeing of any such Provisioning Items.


     8. Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss.

             Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Customer upon delivery thereof to Customer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.


9.           Supplier Support.
             ----------------

             Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing's customers and/or such customer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Customer on or about September 22, 2000, in Boeing Document D6-56115, Volumes 1 and 2. In the event Customer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Customer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Customer, assist Customer in resolving such difficulty. Assistance will be provided by the Customer Supplier Services organization.


10.          Termination for Excusable Delay.
             -------------------------------

             In the event of termination of the Purchase Agreement with respect to any Aircraft pursuant to Article 7 of the AGTA, such termination will, if Customer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Customer had ordered pursuant to the provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.


Very truly yours,

THE BOEING COMPANY



By /s/ R.C. Nelson
  ------------------------------------------

Its    Attorney-In-Fact
   --------------------------------------


ACCEPTED AND AGREED TO this

Date:  June 30                              , 2000
      -------------------------------

AMERICAN TRANS AIR, INC.



By  /s/ Kenneth K. Wolff
  ------------------------------------------

Its     Executive Vice President & CFO
   ------------------------------------------



                          (Confidential Letter Omitted)


                         (Confidential Letter Omitted)

                         (Confidential Letter Omitted)


                        PURCHASE AGREEMENT NUMBER 2285

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                    Relating to Boeing Model 757-33N Aircraft

                                TABLE OF CONTENTS


                                                               SA
ARTICLES                                                     NUMBER

       1.         Quantity, Model and Description

       2.         Delivery Schedule

       3.         Price

       4.         Payment

       5.         Miscellaneous


TABLE

       1.         Aircraft Information Table


EXHIBIT

       A.         Aircraft Configuration

       B.         Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS

       AE1.       Escalation Adjustment/Airframe and Optional Features

       BFE1.      BFE Variables

       CS1.       Customer Support Variables

       (CONFIDENTIAL MATERIAL OMITTED)

       SLP1.      Service Life Policy Components

LETTER AGREEMENTS


2285-01                    Demonstration Flight Waiver

2285-02                    Spares Intial provisioning

2285-03                    Flight Crew Training Spare Parts Support


(CONFIDENTIAL MATERIAL OMITTED)

                           Purchase Agreement No. 2285

                                     between

                               The Boeing Company

                                       and

                            American Trans Air, Inc.

                         ------------------------------

     This  Purchase  Agreement  No. 2285 dated as of           etween The Boeing
Company (BOEING) and American Trans Air, Inc.CUSTOMER)relating to the purchase and sale of Model 757-33N aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of -------- between the parties, identified as AGTA-AAT (AGTA).

Article 1.        QUANTITY, MODEL AND DESCRIPTION.
                  -------------------------------

                  The aircraft to be delivered to Customer will be designated as Model 757-33N aircraft (the AIRCRAFT). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Table 1 to the Purchase Agreement.

Article 2.        DELIVERY SCHEDULE.
                  -----------------

                  The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.        PRICE.
                  -----

     3.1 AIRCRAFT BASIC PRICE. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

     3.2 ADVANCE PAYMENT BASE PRICES. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

     3.3 Boeing has not yet established the Aircraft Basic Price for Aircraft scheduled to be delivered after December 31, 2004. The prices listed in Table 1 for such Aircraft are only to provide Customer with an estimate of the applicable Advance Payment Base Prices. Accordingly, the Aircraft Basic Price for such Aircraft will be the sum of the Airframe Price, Optional Features Prices and the Engine Price first published by Boeing for the same model of aircraft and engines to be delivered after December 31, 2004.

Article 4.        PAYMENT.
                  -------

     4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (DEPOSIT).

     4.2 The standard advance payment schedule for the Model 757-33N aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1.

     4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

     4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.        MISCELLANEOUS.
                  -------------

     5.1 AIRCRAFT INFORMATION TABLE. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries,
(iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

     5.2 ESCALATION ADJUSTMENT/AIRFRAME AND OPTIONAL FEATURES. Supplemental Exhibit AE1contains the applicable airframe and optional features escalation formula.

     5.3 BUYER FURNISHED EQUIPMENT VARIABLES. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

     5.4 CUSTOMER SUPPORT VARIABLES. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

     5.5 ENGINE ESCALATION VARIABLES. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

     5.6 SERVICE LIFE POLICY COMPONENT VARIABLES. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

     5.7 NEGOTIATED AGREEMENT; ENTIRE AGREEMENT. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and
Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.


DATED AS OF                      June 30           ,   2000
                     ------------------------------


American Trans Air, Inc.                               THE BOEING COMPANY




By  /s/ Kenneth K. Wolff                          By   /s/   R.C. Nelson
    ----------------------------------------           -------------------------




Its   Executive Vice President & CFO                   Its   ATTORNEY-IN-FACT
     ---------------------------------------           -------------------------






                     Table 1 to Purchase Agreement No. 2285
           Aircraft Delivery, Description, Price and Advance Payments

(Confidential Material Omitted)



                            AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Exhibit A to Purchase Agreement Number 2285

                             AIRCRAFT CONFIGURATION

                            Dated ___________________

                                   relating to

                          BOEING MODEL 757-33N AIRCRAFT


             The Detail Specification is Boeing Detail Specification D019N001-A dated as of August 7, 1998. Such Detail Specification will be amended to incorporate the Options listed herein, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable but in no case later than delivery of the first Aircraft, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

 OPTION            TITLE                 PRICE PER
                                          AIRCRAFT
                                        ($1999 STE)

(Confidential Material Omitted)



               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Exhibit B to Purchase Agreement Number 2285

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                          BOEING MODEL 757-33N AIRCRAFT


Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

             1.          GOVERNMENT DOCUMENTATION REQUIREMENTS.
                         -------------------------------------

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

                         1.1         AIRWORTHINESS AND REGISTRATION DOCUMENTS.
                                     ----------------------------------------

     Not later than 6 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

                         1.2         CERTIFICATE OF SANITARY CONSTRUCTION.
                                     ------------------------------------

     1.2.1 U.S. REGISTERED AIRCRAFT. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

     1.2.2 NON-U.S. REGISTERED AIRCRAFT. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 MONTHS PRIOR TO DELIVERY. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

                         1.3         CUSTOMS DOCUMENTATION.

     1.3.1 IMPORT DOCUMENTATION. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

     1.3.2 GENERAL DECLARATION - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 DAYS PRIOR TO DELIVERY a complete crew and passenger list and a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 DAYS PRIOR TO DELIVERY of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished Customer to cover U.S. stops scheduled for the ferry flight.

     1.3.3 EXPORT DECLARATION - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, IMMEDIATELY PRIOR TO THE FERRY FLIGHT, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

             2.          INSURANCE CERTIFICATES.
                         ----------------------

     Unless provided earlier, Customer will provide to Boeing not later than 30 DAYS PRIOR TO DELIVERY of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

             3           NOTICE OF FLYAWAY CONFIGURATION.
                         -------------------------------

     Not later than 20 DAYS PRIOR TO DELIVERY of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

     (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

     (ii) the  cargo to be  loaded  and  where it is to be  stowed  on board the
Aircraft,   the  address  where  cargo  is  to  be  shipped  after  flyaway  and notification of any hazardous materials requiring special handling;

     (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

     (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

     (v) a complete ferry flight itinerary.

             4.          DELIVERY ACTIONS BY BOEING.
                         --------------------------

     4.1 SCHEDULE OF INSPECTIONS. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

     4.2 SCHEDULE OF DEMONSTRATION FLIGHTS. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

     4.3 SCHEDULE FOR CUSTOMER'S FLIGHT CREW. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

     4.4 FUEL PROVIDED BY BOEING. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

AIRCRAFT MODEL                                          FUEL PROVIDED
--------------                                          -------------
737                                                     1,000
747                                                     4,000
757                                                     1,600
767                                                     2,000
777                                                     3,000

     4.5 FLIGHT CREW AND PASSENGER CONSUMABLES. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

     4.6 DELIVERY PAPERS, DOCUMENTS AND DATA. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

     4.7 DELEGATION OF AUTHORITY. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

             5.          DELIVERY ACTIONS BY CUSTOMER.
                         ----------------------------

     5.1 AIRCRAFT RADIO STATION LICENSE. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

     5.2. AIRCRAFT FLIGHT LOG. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

     5.3 DELEGATION OF AUTHORITY. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.



                             ESCALATION ADJUSTMENT

                         AIRFRAME AND OPTIONAL FEATURES


                                     between

                               THE BOEING COMPANY

                                       and

                             America Trans Air, inc.


                   Supplemental Exhibit AE1 to Purchase Agreement Number 2285


                      (FOR MODEL 717-200,  737-600, 737-700, 737-800 AND 737-900
              THE AIRFRAME PRICE INCLUDES THE ENGINE PRICE AT ITS BASIC THRUST LEVEL.)

1.           FORMULA.
             -------

             Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

             Pa = (P+B)(L + M) - P

             Where:

                      Pa = Airframe Price Adjustment. (For Model 717-200, 737-600, 737-700, 737-800 and
                                    737-900, the Airframe Price includes the Engine Price at its basic thrust level.)

                      L =  .65 x ( ECI
                                  -----
                                   ECIb   )where  ECIb  is  the  base
                                           year index (as set forth in
                                           Table  1 of  this  Purchase
                                           Agreement)

                      M =  .35 x ( ICI
                                  -----
                                   ICIb    )where ICIb is the base year index
                                           (as set forth in Table 1 of this
Purchase Agreement)

                      P = Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).

                      B =  0.005 x (N/12) x (P)where N is the calendar month and year of scheduled Aircraft
                                               delivery minus the calendar month
                                               and year of the Base Price Year,
                                               both as shown in Table 1
                                               of this Purchase Agreement.

                      ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Employment Cost Index for workers in aerospace manufacturing - Wages and Salaries" (ECI code 3721W), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the fifth, sixth and seventh months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

                      ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics "Producer Prices and Price Index - Industrial Commodities Index ", calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 5th, 6th and 7th months prior to the month of scheduled delivery of the applicable Aircraft.

                      As an example, for an Aircraft scheduled to be delivered in the month of January, the months June, July and August of the preceding year will be utilized in determining the value of ECI and ICI.

     Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

     ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

     iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

     Iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics (base year June 1989 = 100). The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

     iv. The final value of Pa will be rounded to the nearest dollar.

     vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.


2.           VALUES TO BE UTILIZED IN THE EVENT OF UNAVAILABILITY.
             -----------------------------------------------------

             2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of
Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

             2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

             2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February of the price base year shown in the Purchase Agreement which is consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1.

             2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor
Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

     NOTE: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Aircraft Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

     ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.


                              BUYER FURNISHED EQUIPMENT VARIABLES

                                             between

                                       THE BOEING COMPANY

                                               and

                                    American Trans Air, Inc.


                   Supplemental Exhibit BFE1 to Purchase Agreement Number 2285

                               BUYER FURNISHED EQUIPMENT VARIABLES

                                           relating to

                                  BOEING MODEL 757-33N AIRCRAFT


This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.       SUPPLIER SELECTION.
         ------------------

         Customer will:

     1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:



Galley System                                            JULY 24, 2000


Galley Inserts                                           JULY 24, 2000


Seats (passenger)                                             COMPLETE


Overhead & Audio System                                       COMPLETE


Miscellaneous Emergency Equipment                        JULY 24, 2000


Cargo Handling Systems*                                       COMPLETE


* For a previously certified system

2.       ON-DOCK DATES

 On or before October, 2000, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

                            PRELIMINARY ON-DOCK DATES

--------------------------------------------------------------------------------
                                AIRCRAFT DELIVERY
--------------------------------------------------------------------------------


                        (CONFIDENTIAL MATERIAL OMITTED)
--------------------------------------------------------------------------------
                                AIRCRAFT DELIVERY
--------------------------------------------------------------------------------


                        (CONFIDENTIAL MATERIAL OMITTED)

 -------------------------------------------------------------------------------


                           CUSTOMER SUPPORT VARIABLES

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Supplemental Exhibit CS1 to Purchase Agreement Number 2285

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                          BOEING MODEL 757-33N AIRCRAFT


Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer's request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.       MAINTENANCE TRAINING.
         --------------------

         1.1      Maintenance   Training  Minor  Model  Differences  Course,  if
                  required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

         1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.       FLIGHT TRAINING.
         ---------------

         Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

         Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

3.       PLANNING ASSISTANCE.
         -------------------

         3.1      MAINTENANCE AND GROUND OPERATIONS.
                  ---------------------------------

                  Upon  request,   Boeing  will  provide   planning   assistance
                  regarding Minor Model Differences requirements for facilities, tools and equipment.

         3.2      SPARES.
                  ------

                  Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.       TECHNICAL DATA AND DOCUMENTS.
         ----------------------------

         Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.



(CONFIDENTIAL LETTER OMITTED)



                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                            American Trans Air, Inc.


                   Supplemental Exhibit SLP1 to Purchase Agreement Number 2285

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                            BOEING MODEL 757 AIRCRAFT

This is the listing of Covered Components for the Aircraft which relate to Part 3, BOEING SERVICE LIFE POLICY of Exhibit C, PRODUCT ASSURANCE DOCUMENT to the AGTA and is a part of Purchase Agreement No. 2285.


1.           WING.
             ----

     (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

     (b) Wing spar webs, chords, and stiffeners.

     (c) Inspar wing ribs.

     (d) Inspar splice plates and fittings.

     (e) Main landing gear support structure.

     (f) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to the beams.

     (g) Wing-to-body structural attachments.

     (h) Engine strut support fittings attached directly to wing primary structure.

     (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

     (j) Trailing edge flap tracks and carriages.

     (k) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.           BODY.
             ----

     (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead, and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

     (b)  Window  and  windshield   structure  but  excluding  the  windows  and
windshields.

     (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

     (d) Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

     (e) Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

     (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

     (g) Forward and aft pressure bulkheads.

     (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

     (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels, and related installation and connecting devices.

     (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

3.           VERTICAL STABILIZER.
             -------------------

     (a) External skins between front and rear spars.

     (b) Front, rear and auxiliary spar chords, webs, and stiffeners, and attachment fittings between vertical stabilizer and body.

     (c) Inspar ribs.

     (d) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuator.

     (e) Rudder internal, fixed attachment and actuator support structure.

     (f) Rudder hinges and supporting ribs, excluding bearings.

4.           HORIZONTAL STABILIZER.
             ---------------------

     (a) External skins between front and rear spars.

     (b) Front, rear and auxiliary spar chords, webs, and stiffeners.

     (c) Inspar ribs.

     (d) Stabilizer center splice fittings, pivot and screw support structure.

     (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

     (f) Elevator internal, fixed attachment and actuator support structure.

5.           ENGINE STRUT.
             ------------

     (a) Strut external surface skin and doublers and stiffeners.

     (b) Internal strut chords, frames and bulkheads.

     (c) Strut to wing fittings and diagonal brace.

     (d) Engine mount support fittings attached directly to strut structure.

     (e) For Aircraft equipped with Pratt & Whitney engines only, the engine mounted support fittings.

6.           MAIN LANDING GEAR.
             -----------------

     (a) Outer cylinder.

     (b) Inner cylinder.

     (c) Upper and lower side struts, including spindles and universals.

     (d) Drag strut.

     (e) Side strut reaction link.

     (f) Side strut support link.

     (g) Downlock links including spindles and universals.

     (h) Orifice plate.

     (i) Trunnion link.

     (j) Truck beam.

     (k) Axles.

     (l) Torsion links.

     (m) Stabilizer link.

7.           NOSE LANDING GEAR.
             -----------------

     (a) Outer cylinder.

     (b) Inner cylinder.

     (c) Upper and lower drag strut, including lock links.

     (d) Axles.

     (e) Torsion links.

     (f) Steering plates and steering collar.

     (g) Orifice plate.

     NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

American Trans Air, Inc.
7337 West Washington St.
Indianapolis International Airport
Indianapolis, Indiana  46231

     Subject: Demonstration Flight Waiver

     Reference:  Purchase  Agreement 2285 (the Purchase  Agreement)  between The
Boeing Company (Boeing) and American Trans Air, Inc. (Customer) relating to Model 757-33N aircraft (the Aircraft)

     This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

DEFINITION OF TERMS:

CORRECTION COSTS: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

FLIGHT DISCREPANCY: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

 ---------------------- -----------------------------------------------
 AIRCRAFT MODEL         TOTAL FUEL ENTITLEMENT
                        (U.S. GALLONS)
 ---------------------- -----------------------------------------------
 ---------------------- -----------------------------------------------
 737                    Full tanks (approx.  5,300 to 6,800, depending
                        on model)
 ---------------------- -----------------------------------------------
 ---------------------- -----------------------------------------------
 747                    26,000
 ---------------------- -----------------------------------------------
 ---------------------- -----------------------------------------------
 757                    9,600
 ---------------------- -----------------------------------------------
 ---------------------- -----------------------------------------------
 767                    11,000
 ---------------------- -----------------------------------------------
 ---------------------- -----------------------------------------------
 777                    10,300
 ---------------------- -----------------------------------------------

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.


Very truly yours,

THE BOEING COMPANY


By   /s/  R.C. Nelson
  ------------------------------------------

Its       ATTORNEY-IN-FACT
   --------------------------------------


ACCEPTED AND AGREED TO this

Date:     June 30                    , 2000
      -------------------------------

AMERICAN TRANS AIR, INC.


By   /s/  Kenneth K. Wolff
  ------------------------------------------

Its       Executive Vice President & CFO
   ------------------------------------------

2285-02


American Trans Air, Inc.
7337 West Washington St.
Indianapolis International Airport
Indianapolis, Indiana  46231


     Subject: Spares Initial Provisioning

     Reference:  Purchase  Agreement 2285 (the Purchase  Agreement)  between The
Boeing Company (Boeing) and American Trans Air, Inc. (Customer) relating to Model 757-33N aircraft (the Aircraft)


This Letter Agreement is entered into on the date below, and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.


1.           APPLICABILITY.
             -------------

             This letter will apply to initial provisioning for the Model 757-33N Aircraft purchased by Customer under the Purchase Agreement.


2.           INITIAL PROVISIONING MEETING.
             ----------------------------

             Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Customer to establish mutually agreeable procedures to accomplish Customer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Customer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Customer will be the data described in Chapter 6 of Boeing Manual D6-81834, entitled "Spares Provisioning Products Guide" (Boeing Spares Provisioning Products Guide) which will be furnished to Customer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing as described in Boeing Spares Provisioning Products Guide (such data will be hereinafter referred to collectively as the "Provisioning Data"). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Customer will use their best efforts to convene such meeting within 30 days after execution of the Purchase Agreement.


3.           INITIAL PROVISIONING DOCUMENTATION.
             ----------------------------------

             3.1 PROVISIONING DATA. Boeing will furnish Provisioning Data to Customer on or about August 25, 2000. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth below in Paragraph 4.1, BOEING SPARE PARTS, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Customer revisions to the Provisioning Data.

             3.2  PROVISIONING  IPC.  Boeing will,  on or about August 18, 2000;
furnish to Customer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC". The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last
Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Customer revisions to the Provisioning IPC.

             3.3         BUYER FURNISHED EQUIPMENT (BFE) PROVISIONING DATA.
                         -------------------------------------------------

     3.3.1 BOEING'S RESPONSIBILITY. Boeing will include BFE end -items in the Provisioning Data and Provisioning IPC for BFE installed on Customer's Aircraft provided such equipment has been installed on other Aircraft by Boeing and Boeing has data on the BFE.

     3.3.2 CUSTOMER'S RESPONSIBILITY. Customer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning Data or IPC.

     3.4 OTHER DATA. Boeing will submit to Customer listings of Raw Materials, Standard Parts and Bulk Materials to be used by Customer in the maintenance and repair of the Aircraft.


4. PURCHASE FROM BOEING OF SPARE PARTS AS INITIAL PROVISIONING FOR THE AIRCRAFT.
  ---------------------------------------------- -----------------------------

             4.1 BOEING SPARE PARTS. Customer will place orders for Provisioning Items by November 17, 2000, provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Customer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Customer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Customer, provided the final shipment is made no later than 24 months after receipt of the order.

             4.2 SUPPLIER PROVISIONING ITEMS. Customer may place orders with Boeing for Provisioning Items which are manufactured by suppliers or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Customer for any such supplier Provisioning Item will be 112% of the supplier's quoted price to Boeing therefor. If Customer elects to purchase such supplier Provisioning Items from Boeing, Customer will place its orders therefor in accordance with the provisions of Paragraph 4.1, BOEING SPARE PARTS.

             4.3 GROUND SUPPORT EQUIPMENT AND SPECIAL TOOLS. Customer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by suppliers which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Customer for such GSE or special tools will be one hundred twelve percent (112%) of the supplier's quoted price to Boeing therefor. If Customer elects to purchase such GSE and special tools from Boeing, Customer will place its orders therefor by the date set forth in Paragraph 4.1, BOEING SPARE PARTS or such later date as the parties may mutually agree.

             4.4 SPARE ENGINES AND ENGINE SPARE PARTS. Customer may place orders with Boeing for spare engines and/or engine spare parts which Customer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Customer for such spare engines or such engine spare parts, will be 105% of the engine manufacturer's quoted price to Boeing for the engine, and 112% of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Customer elects to purchase such spare engines or engine spare parts through Boeing, Customer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

             4.5 QEC KITS. Boeing will, on or about June 30, 2000, furnish to Customer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Customer from Boeing. Customer agrees to review such listing and indicate by marking on one copy of such listing those components that Customer desires included in its QEC kits. Customer will return such marked copy to Boeing within 30 days after Customer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Customer and will provide copies of such republished listing to Customer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Customer for the Aircraft. Boeing will furnish to Customer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Customer. Customer agrees to place orders with Boeing for the QEC kits for the Aircraft by August 25, 2000.

             4.6 PAYMENT FOR PROVISIONING ITEMS. The payment provisions of the Customer Services General Terms Agreement (CSGTA) between Boeing and Customer will be applicable to Provisioning Items ordered by Customer from Boeing for the Aircraft.


5.           DELIVERY.
             --------

             Boeing will, insofar as reasonably possible, deliver to Customer the Spare Parts ordered by Customer in accordance with the provisions of this letter on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by suppliers, directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Customer.


6.           SUBSTITUTION FOR OBSOLETE SPARE PARTS.
             -------------------------------------

             6.1 OBLIGATION TO SUBSTITUTE. In the event that, prior to delivery of the first Aircraft pursuant to the Purchase Agreement, any Spare Part purchased by Customer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Customer's request), Boeing will deliver to Customer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Customer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Customer's account with Boeing with the price paid by Customer for any such obsolete or unusable Spare Part and will invoice Customer for the purchase price of any such substitute Spare Part delivered to Customer.

             6.2 DELIVERY OF OBSOLETE SPARE PARTS AND SUBSTITUTES THEREFOR. Obsolete or unusable Spare Parts returned by Customer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.


7.           REPURCHASE OF PROVISIONING ITEMS.
             --------------------------------

             7.1 OBLIGATION TO REPURCHASE. During a period commencing 1 year after delivery of the first Aircraft under the Purchase Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Paragraph 7.2, EXCEPTIONS, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

             7.2 EXCEPTIONS. Boeing will not be obligated under Paragraph 7.1, OBLIGATION TO REPURCHASE, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Customer's modification of the Aircraft or (b) design improvements by Boeing or the supplier (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the supplier to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

             7.3 NOTIFICATION AND FORMAT. Customer will notify Boeing, in writing, when Customer desires to return Provisioning Items which Customer's review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Customer's notification, Boeing will advise Customer, in writing, when Boeing's review of such summary will be completed.

             7.4 REVIEW AND ACCEPTANCE BY BOEING. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Paragraph 7.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Customer of the reason that any spare part included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Customer will arrange for shipment of such Provisioning Items accordingly.

             7.5 PRICE AND PAYMENT. The price of each Provisioning Item repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a supplier which were purchased pursuant to Paragraph 4, PURCHASE FROM BOEING OF SPARE PARTS AS INITIAL PROVISIONING FOR THE AIRCRAFT, hereof the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

             7.6 DELIVERY OF PROVISIONING ITEMS. Provisioning Items repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Customer will pay the freight charges for the shipment from Customer to Boeing of any such Provisioning Items.


8. OBSOLETE SPARE PARTS AND SURPLUS PROVISIONING ITEMS - TITLE AND RISK OF LOSS.
  ----------------------------------------------------------------------------

             Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, SUBSTITUTION FOR OBSOLETE SPARE PARTS, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, SUBSTITUTION FOR OBSOLETE SPARE PARTS, will pass to Customer upon delivery thereof to Customer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, REPURCHASE OF PROVISIONING ITEMS, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.


9.           SUPPLIER SUPPORT.
             ----------------

             Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing's customers and/or such customer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Customer on or about September 22, 2000, in Boeing Document D6-56115, Volumes 1 and 2. In the event Customer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Customer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Customer, assist Customer in resolving such difficulty. Assistance will be provided by the Customer Supplier Services organization.


10.          TERMINATION FOR EXCUSABLE DELAY.
             -------------------------------

             In the event of termination of the Purchase Agreement with respect to any Aircraft pursuant to Article 7 of the AGTA, such termination will, if Customer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Customer had ordered pursuant to the provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.


Very truly yours,

THE BOEING COMPANY



By   /s/  R.C. Nelson
  ------------------------------------------

Its       ATTORNEY-IN-FACT
   --------------------------------------


ACCEPTED AND AGREED TO this

Date:     June 30                   , 2000
      -------------------------------

AMERICAN TRANS AIR, INC.



By  /s/  Kenneth K. Wolff
  ------------------------------------------

Its      Executive Vice President & CFO
   ------------------------------------------



        2285-03


         American Trans Air, Inc.
         7337 West Washington St.
         Indianapolis International Airport
         Indianapolis, Indiana 46231

     Subject: Flight Crew Training Spare Parts Support

     Reference:  Purchase  Agreement 2285 (the Purchase  Agreement)  between The
Boeing Company (Boeing) and American Trans Air, Inc. (Customer) relating to Model 757-33N aircraft (the Aircraft)

         This Letter Agreement is entered into on the date below, and amends and supplements the Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Agreement.

         DEFINITION OF TERMS:

     FLIGHT CREW TRAINING: Flight training conducted by Boeing and occurring immediately following delivery of the Aircraft.

     REMOVED PARTS: Parts removed from an Aircraft during Flight Crew Training.

     REPLACEMENT PARTS: Parts taken from Boeing inventory and installed in an Aircraft because no Standby Parts are available.

     STANDBY PARTS: Parts which are owned by Customer and located at Customer's designated storage area at Boeing to support Flight Crew Training.

     TRAINING AIRCRAFT: The Aircraft delivered to Customer and used for Flight Crew Training.


1.       PROVISIONING OF SPARE PARTS

                  To support Flight Crew Training, Boeing agrees to provide normal line maintenance and expendable spare parts at no charge on the Training Aircraft; and Customer agrees to provide Standby Parts for the Training Aircraft. The Standby Parts list, including part numbers, exact quantities and on-dock dates, will be established during the provisioning meeting.

                  If parts other than those discussed above fail on the Training Aircraft during Flight Crew Training, Boeing will attempt to provide Replacement Parts for those failed parts. If Boeing is unable to provide Replacement Parts, Customer will be responsible for providing those parts.


2.       DISPOSITION OF REMOVED PARTS

                  With respect to Removed Parts, Boeing may:

     (i) repair such Removed Parts, at no charge to Customer, and either retain such parts as Standby Spare Parts or return the Removed Parts to Customer, at Customer expense;

     (ii) return the Removed Parts to Customer at Customer's expense; or

     (iii)  return  the  Removed  Parts  to  the   manufacturer  for  repair  or
replacement under such manufacturer's warranty. Upon Boeing's receipt of the repaired Removed Parts or their replacements, Boeing may retain such Removed Parts or their replacements as Standby Parts or return such Removed Parts or their replacements to Customer, at Customer's expense.

                  Any Removed Parts returned to Customer, or replacements, will be accomplished in accordance with any written instructions from Customer received by Boeing prior to such return.


3.       REDELIVERY OF STANDBY PARTS

                  Standby Parts not installed in the Training Aircraft will be redelivered to Customer on board the last aircraft used for Flight Crew Training.


4.       NON-PERFORMANCE BY CUSTOMER

                  If Customer's non-performance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Customer will be deemed to have agreed to any such delay in Flight Crew Training. In addition, Boeing will have the right to:

     (i) purchase Standby Spare Parts and invoice Customer for the price of such Parts and for any necessary adjustment and calibration of such Parts;

     (ii) cancel or reschedule the Flight Crew Training.

     (iii) invoice Customer for any expenses, including but not limited to ground handling expenses, maintenance costs and storage costs, that are directly attributable to the delay in the Flight Crew Training.


5.       CUSTOMER WARRANTY

                  Customer warrants that the Standby Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing's receiving inspection and functional test, and if not in a new condition, will have an attached FAA Serviceable Parts Tag.


6.       TITLE AND RISK OF LOSS

                  Title to and risk of loss of any Standby Parts or Removed Parts will remain with Customer. Boeing will have only such liability for Standby Parts and Removed Parts as a bailee for mutual benefit would have, but will not be liable for loss of use. For Replacement Parts, title will transfer to Customer at the time such part is installed on the Training Aircraft.

         Very truly yours,

         THE BOEING COMPANY


         By    /s/ R.C. Nelson
            --------------------------------

         Its   ATTORNEY-IN-FACT
            --------------------------------


         ACCEPTED AND AGREED TO this

         Date:         June 30        , 2000
                ----------------------

         AMERICAN TRANS AIR, INC.


         By   /s/ Kenneth K. Wolff
            --------------------------------

         Its  Executive Vice President & CFO
            --------------------------------


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